UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2003

                                Columbia Bancorp
               (Exact Name of Registrant as Specified in Charter)

         Maryland                    000-24302                  52-1545782
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

             10480 Little Patuxent Parkway, Columbia, Maryland 21044
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 465-4800


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Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations
and Financial Condition).

      The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition":

      On April 15, 2003 Columbia Bancorp issued a press release reporting first quarter 2003 financial results. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

        Exhibit      Description
        -------      -----------

        99.1         Press Release issued April 15, 2003

                         [Signature on following page.]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COLUMBIA BANCORP


                                              Name:  John A. Scaldara, Jr.
                                              Title: Executive Vice President,
                                                     Chief Financial Officer
                                                     and Secretary

Date: April 15, 2003


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit        Description
-------        -----------

99.1           Press Release issued April 15, 2003